UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 15, 2014

CANNLABS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-155318	20-5337455
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3888 E. Mexico Ave., Suite 202
Denver, CO 80210
(Address of principal executive offices) (Zip Code)

(303) 309-0105
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On December 15, 2014, CannLabs, Inc. (the “Company”) hosted a corporate update conference call and webcast to provide investors with an update on recent corporate and business developments. A copy of the presentation utilized on the conference call and webcast is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The Company does not undertake to update this presentation.

The information contained in this Item 7.01 of this Current Report on Form 8-K and in the accompanying exhibit incorporated by reference herein shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. This information, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Investor Presentation of CannLabs, Inc. dated December 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CannLabs, Inc.

Date: December 15, 2014	By:	/s/ Scott McPherson
Scott McPherson
Chief Financial Officer